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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of TriPath Imaging, Inc., hereby severally constitute and appoint Paul R. Sohmer, M.D., James D. Everhart, and James T. Barrett, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any amendments to this Registration Statement on Form S-3 (including any post-effective amendments thereto), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Witness our hands and common seal on the dates set forth below.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                 TITLE                        DATE
---------                                 -----                        ----

/s/ Paul R. Sohmer, M.D.       President, Chief Executive        August 17, 2001
-----------------------------  Officer and Director
Paul R. Sohmer, M.D.           (Principal Executive Officer)

/s/ James D. Everhart          Director of Finance and           August 17, 2001
-----------------------------  Treasurer
James D. Everhart              (Principal Financial Officer and
                               Principal Accounting Officer)

/s/ Thomas A. Bonfiglio, M.D.  Director                          August 17, 2001
-----------------------------
Thomas A. Bonfiglio, M.D.

/s/ Richard A. Charpie         Director                          August 17, 2001
-----------------------------
Richard A. Charpie

/s/ Haywood D. Cochrane, Jr.   Director                          August 17, 2001
-----------------------------
Haywood D. Cochrane, Jr.

                               Director                          August __, 2001
-----------------------------
Robert E. Curry

/s/ David A. Thompson          Director                          August 17, 2001
-----------------------------
David A. Thompson